Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of February 17, 2015, by and among ANTERO WATER LLC, a Delaware limited liability company, as assignee of Antero Midstream LLC and formerly known as Antero Resources Midstream Operating LLC (the “Borrower”), CERTAIN AFFILIATES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of February 28, 2014 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Credit Agreement, dated as of February 28, 2014, and for the avoidance of doubt is the Credit Agreement defined in the Antero Resources Credit Agreement as the “Antero Water Credit Agreement” as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

1.2                               Schedule 1.01. Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       New Lenders and Reallocation of Commitments.  Pursuant to Section 2.03 of the Credit Agreement certain Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, allow certain financial institutions

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identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as an Arranger, in consultation with Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments and (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  The acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such New Lender had executed a Lender Certificate with respect to such acquisition.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.  Each New Lender agrees that it shall be deemed to be, and hereby becomes on the date of the effectiveness of this Amendment, a party in all respects to the Credit Agreement and the other Loan Documents to which the Lenders are party and shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reallocation of the Commitments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

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SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  The Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO WATER LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

GUARANTORS:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
Name: Suzanne Ridenhour
Title: Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Rachel Bowman
Name: Rachel Bowman
Title: Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
Name: David Morris
Title: Senior Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Marie Fernandes
Name: Marie Fernandes
Title: Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name: Garrett R. Merrell
Title: Relationship Manager

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title:Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
Name: Daniel K. Hansen
Title: Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
Name: James Giordano
Title: Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Helen Wiggins
Name: Helen Wiggins
Title: Assistant Vice President

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
Name: Rhianna Disch
Title: Vice President

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John M. Robinson
Name: John M. Robinson
Title: Managing Director

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Deborah L. Hart
Name: Deborah L. Hart
Title: Authorized Signatory

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.15000%	$12,300,000.00
Wells Fargo Bank, N.A.	6.15000%	$12,300,000.00
Credit Agricole Corporate and Investment Bank	5.45000%	$10,900,000.00
Citibank, N.A.	5.45000%	$10,900,000.00
Barclays Bank PLC	5.45000%	$10,900,000.00
Capital One, National Association	5.45000%	$10,900,000.00
MUFG Union Bank, N.A.	5.45000%	$10,900,000.00
BMO Harris Bank N.A.	3.42500%	$6,850,000.00
U.S. Bank National Association	3.42500%	$6,850,000.00
Credit Suisse AG, Cayman Islands Branch	3.42500%	$6,850,000.00
The Bank of Nova Scotia	3.42500%	$6,850,000.00
Toronto Dominion (New York) LLC	3.42500%	$6,850,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.42500%	$6,850,000.00
Fifth Third Bank	3.42500%	$6,850,000.00
HSBC Bank USA, National Association	3.42500%	$6,850,000.00
BNP Paribas	3.42500%	$6,850,000.00
DNB Capital LLC	3.42500%	$6,850,000.00
Comerica Bank	2.87500%	$5,750,000.00
Natixis, New York Branch	2.45000%	$4,900,000.00
ABN AMRO Capital USA LLC	2.45000%	$4,900,000.00
Sumitomo Mitsui Banking Corporation	2.45000%	$4,900,000.00
PNC Bank, National Association	2.45000%	$4,900,000.00
KeyBank National Association	2.45000%	$4,900,000.00
SunTrust Bank	2.45000%	$4,900,000.00
Compass Bank	2.45000%	$4,900,000.00
Morgan Stanley Bank, N.A.	2.45000%	$4,900,000.00
Branch Banking and Trust Company	2.12500%	$4,250,000.00
Santander Bank, N.A.	1.25000%	$2,500,000.00
Guaranty Bank and Trust Company	0.35000%	$700,000.00
TOTAL	100.000000000%	$200,000,000.00